UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2012
NEWELL RUBBERMAID INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9608	36-3514169
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

Three Glenlake Parkway		30328
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 418-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Newell Rubbermaid Inc. (the “Company”) has filed this Current Report on Form 8-K in order to update the historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”), for all periods presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the United States Securities and Exchange Commission (the “Commission”) on February 29, 2012 (the “Form 10-K”), to reflect the changes described below.
As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed with the Commission on May 9, 2012 (the “Form 10-Q”), the Company has revised its operating and reportable segments. The Form 10-K reported the Company's results of operations in three segments: Home & Family, Office Products, and Tools, Hardware & Commercial Products. During the three months ended March 31, 2012, the Company, as part of Project Renewal, implemented certain changes to its organizational structure that resulted in the consolidation of the Company's three operating groups into two and of its 13 global business units ("GBU") into nine. One of the two new operating groups is primarily consumer-facing ("Newell Consumer"), while the other is primarily commercial-facing ("Newell Professional"). Additionally, while not an operating group, the Baby & Parenting GBU is treated as a stand-alone operating segment.
As required by Accounting Standards Codification 280, "Segment Reporting," the Company's consolidated financial statements issued subsequent to this segment reporting change are required to reflect modifications to the reportable segment information resulting from the revision, including reclassifications of all comparative segment information. Accordingly, the Form 10-Q already reflects the change in segment reporting. The Company is providing in this Form 8-K reclassified applicable segment information in the footnotes to the financial statements and revised MD&A for each of the prior periods reported in the Form 10-K because those items are being incorporated by reference into a filing with the Commission under the Securities Act of 1933, as amended.
The information included in this Current Report is presented for informational purposes only in connection with the above-described segment reporting change. There is no change to the Company's previously reported consolidated net operating results, financial position or cash flows. This Current Report does not reflect events occurring subsequent to the filing of the Form 10-K with the Commission on February 29, 2012, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 and 99.2 attached hereto. For information on developments regarding the Company since the filing of the Form 10-K, please refer to the Company's reports filed with the Commission, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Consolidated Financial Statements and Supplementary Data
99.3	Schedule II - Valuation and Qualifying Accounts
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL RUBBERMAID INC.

Date: June 11, 2012	By:	/s/ John K. Stipancich
John K. Stipancich
Senior Vice President, General
Counsel and Corporate Secretary